CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net loss	$ (29,372)	$ (14,799)	$ (41,202)
Other comprehensive income (loss), net of taxes:
Release of foreign currency translation relating to acquisition of non-controlling interest, net of taxes of $nil	42	32	31
Reclassification adjustment for realized loss on investments, net of taxes of $nil			21
Foreign currency translation adjustments, net of taxes of $nil	(2,571)	(5,466)	587
Total comprehensive loss	(31,901)	(20,233)	(40,563)
Comprehensive loss attributable to non-controlling interest:
Net loss	(57)	(258)	(1,303)
Foreign currency translation adjustments, net of taxes of $nil	(49)	228	30
Comprehensive loss attributable to the company	$ (31,795)	$ (20,203)	$ (39,290)